Exhibit 99.1 To Form 8-K

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT dated as of June 21, 2006 by and between The Concorde Group Inc., a Delaware corporation (“Concorde”) and Blackhawk Capital Group BDC, Inc., a Delaware corporation (“Blackhawk”).

WHEREAS, Concorde is the legal and beneficial owner of a Note issued on May 3, 2006 (“Note”) by Blackhawk to Concorde in the principal amount of $68,847.00;

WHEREAS, Blackhawk desires to engage in an exchange transaction with Concorde ("Exchange") pursuant to which it will exchange the Note for shares of common stock, $.0001 par value per share ("Common Stock") of Blackhawk; and

WHEREAS, the board of directors of Blackhawk has approved the Exchange as being fair and in the best interests of Blackhawk;

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

ARTICLE I
EXCHANGE

1.1 Exchange. On the date hereof, (a) Concorde shall transfer and deliver the Note to Blackhawk; and (b) Blackhawk shall deliver to Concorde a certificate in the amount of 6,884,700 shares of Common Stock to Concorde ("Shares").

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF Concorde

Concorde hereby represents and warrants to Blackhawk as follows:

2.1 Authorization; Enforceability. The execution and delivery of this Agreement and consummation of the transactions contemplated hereby and thereby have been duly authorized by Concorde, and no other proceedings on the part of Concorde are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Concorde, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally from time to time in effect and as to enforceability, general equitable principles.

2.2 Ownership of Note. Concorde is the record and beneficial owner of the Note, free and clear of all encumbrances, and Concorde has full legal right, power and authority to enter into this Agreement and to exchange, sell, assign, transfer and convey the Note so owned by it to Blackhawk pursuant to this Agreement and the delivery to Blackhawk of the Note owned by Concorde pursuant to the provisions of this Agreement will transfer to Blackhawk good and valid title thereto, free and clear of all encumbrances.

2.3 Consents and Approvals. Except as expressly set forth herein, no authorization, consent or approval of or declaration, registration or filing with, any governmental entity or other person is necessary for the consummation by Concorde of the transactions contemplated by this Agreement.

2.4 No Conflict or Violation. Neither the execution and delivery of this Agreement nor compliance by Concorde with their terms and provisions hereby and thereby will violate any law, statute, regulation or agreement to which Concorde is subject, or result in a material breach, violation or contravention of any of the terms or provisions of any agreement.

2.5 Non-Contravention. The execution, delivery and performance of this Agreement by Concorde does not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which Concorde is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, violate the organizational documents of Concorde or violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which Concorde is subject, which default or violation would impair Concorde’s ability to carry out its obligations under this Agreement.

2.6 Securities Law Matters. Concorde is an "accredited investor" as that term is defined under Rule 501 in Regulation D under the Securities Act of 1933, as amended ("Securities Act"). Concorde understands that the Shares are "restricted securities" as defined in Rule 144 under the Securities Act, subject to transfer restrictions and that the certificates for the Shares will contain legends as to such restrictions. Concorde further understands that the Exchange is taking place pursuant to Section 3(a)(9) of the Securities Act. Upon issuance of certificates for the Shares, and receipt by Concorde, Concorde will file a Form 4 and Schedule 13D amendment for its filings under the Securities Exchange Act of 1934, as amended ("Exchange Act"), reporting the ownership of the Shares.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BLACKHAWK

Blackhawk hereby represents and warrants to Concorde as follows:

3.1 Organization of Blackhawk. Blackhawk is a corporation duly incorporated and in good standing under the laws of the State of Delaware and has the power and authority to conduct its business as it is presently being conducted and to own and lease its property and assets. Blackhawk is duly qualified to do business, and is in good standing, as a foreign corporation in each jurisdiction where the failure to be so qualified would materially delay or materially impair the ability of Blackhawk to consummate the transactions contemplated by this Agreement.

3.2 Authorization: Enforceability. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Blackhawk, and no other proceedings on the part of Blackhawk are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Blackhawk, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally from time to time in effect and as to enforceability, general equitable principles.

3.3 Consents and Approvals. No authorization, consent or approval of, or declaration, registration or filing with, any person not already obtained or made is necessary in connection with the execution and delivery of this Agreement by Blackhawk and the consummation by Blackhawk of the transactions contemplated by this Agreement, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair the ability of Blackhawk to consummate the transactions contemplated hereby.

3.4 No Conflict or Violation. Neither the execution and delivery of this Agreement nor compliance by Blackhawk with their terms and provisions will (i) violate any provision of the Certificate of Incorporation or By-Laws of Blackhawk, (ii) materially violate any law, statute or regulation or governmental or non governmental permit or license to which Blackhawk is subject or (iii) to Blackhawk’s knowledge, result in a material breach of any of the terms or provisions of any contracts binding upon Blackhawk, except for such violations or breaches that, individually or in the aggregate, are not reasonably likely to materially delay or materially impair the ability of Blackhawk to consummate the transactions contemplated hereby.

3.5 Non-Contravention. The execution, delivery and performance of this Agreement by Blackhawk does not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which Blackhawk is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, violate the organizational documents of Blackhawk (if applicable), or violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which Blackhawk is subject, which default or violation would impair the Blackhawk’s ability to carry out its obligations under this Agreement.

3.6 Shares; Securities Law Matters. Upon issuance pursuant to this Agreement, the Shares shall be validly issued, fully paid for and non-assessable. Blackhawk understands that the Shares are "restricted securities" as defined in Rule 144 under the Securities Act, subject to transfer restrictions and that the certificates for the Shares will contain legends as to such restrictions. Blackhawk further understands that the Exchange is taking place pursuant to Section 3(a)(9) of the Securities Act.

ARTICLE IV
MISCELLANEOUS

4.1 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by Concorde without the prior written consent of Blackhawk, or by Blackhawk without the prior written consent of Concorde.

4.2 Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws thereof which might refer such interpretation to the laws of a different jurisdiction.

4.3 Consent to Jurisdiction: Service of Process. The parties hereto irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York (or, if subject matter jurisdiction in that court is not available, in any New York state court located within New York County), over any dispute arising out of or relating to this Agreement or any agreement or instrument contemplated hereby or entered into in connection herewith or any of the transactions contemplated hereby or thereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding shall be brought, heard and determined only in such court. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum.

4.4 Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

4.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

4.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction nor shall it invalidate or render unenforceable in any jurisdiction any other provision herein.

4.7 Expenses. Whether or not the transactions contemplated by this Agreement are consummated, all expenses involved in the preparation, negotiation, authorization, entering into and performance of this Agreement, including all fees and expenses of agents, representatives, counsel, financial advisors and accountants in connection therewith, shall be borne solely by the party that shall have incurred the same, and no other party hereto shall have any liability with respect thereto.

4.8 Further Assurances. Each of the parties hereto agrees that, at any time and from time to time after the date hereof, it shall, upon written request from any other party hereto, and without further consideration, perform such other and further acts, and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further instruments, documents and assurances as such other party or parties reasonably may request for the purpose of carrying out this Agreement.

IN WITNESS WHEREOF, the parties may executed this Agreement on the day and year first written above.

THE CONCORDE GROUP, INC.

By:	/s/ Craig A. Zabala
Name: Craig A. Zabala
Title: President and Chief Executive Officer

BLACKHAWK CAPITAL GROUP BDC, INC.

By:	/s/ Craig A. Zabala
Name: Craig A. Zabala
Title: President and Chief Executive Officer